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62949W103                                                          Page 21 of 24
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         EXHIBIT 1
         to SCHEDULE 13D

                          JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13D-1(k)(1)

             The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  March 8, 2006

                                   GENERAL ATLANTIC LLC


                                   By:  /s/ Thomas J Murphy
                                        ------------------------------
                                        Name:  Thomas J.Murphy
                                        Title: Attorney-in-Fact



                                   GENERAL ATLANTIC PARTNERS 77, L.P.

                                   By:  General Atlantic LLC,
                                        Its general partner

                                   By:  /s/ Thomas J Murphy
                                        ------------------------------
                                        Name:  Thomas J.Murphy
                                        Title: Attorney-in-Fact



                                   GAP COINVESTMENT PARTNERS II, L.P.


                                   By:  /s/ Thomas J Murphy
                                        ------------------------------
                                        Name:  Thomas J.Murphy
                                        Title: Attorney-in-Fact



                                   GAP-W HOLDINGS, L.P.

                                   By:  General Atlantic LLC,
                                        Its general partner

                                   By:  /s/ Thomas J Murphy
                                        ------------------------------
                                        Name:  Thomas J.Murphy
                                        Title: Attorney-in-Fact

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62949W103                                                          Page 22 of 24
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                                   GAPSTAR, LLC

                                   By:  General Atlantic LLC,
                                        Its sole member

                                   By:  /s/ Thomas J Murphy
                                        ------------------------------
                                        Name:  Thomas J.Murphy
                                        Title: Attorney-in-Fact



                                   GAPCO GMBH & CO. KG

                                   By:  GAPCO Management GmbH,
                                        Its general partner

                                   By:  /s/ Matthew Nimetz
                                        ------------------------------
                                        Name:  Matthew Nimetz
                                        Title: Managing Director



                                   GAPCO MANAGEMENT GMBH

                                   By:  /s/ Matthew Nimetz
                                        ------------------------------
                                        Name:  Matthew Nimetz
                                        Title: Managing Director